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                                                                   EXHIBIT 10.26

                                                CONFIDENTIAL SETTLEMENT MATERIAL


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                           MASTER AGREEMENT REGARDING

                  RESTRUCTURING OF ASTROLINK INTERNATIONAL LLC

                                  BY AND AMONG

                      LIBERTY SATELLITE & TECHNOLOGY, INC.,

                                 LSAT ASTRO LLC,

                            LSAT ASTRO HOLDING, INC.,

                           LIBERTY MEDIA CORPORATION,

                          LOCKHEED MARTIN CORPORATION,

                LOCKHEED MARTIN COMMERCIAL LAUNCH SERVICES, INC.,

                 LOCKHEED MARTIN COMMERCIAL SPACE COMPANY, INC.,

                LOCKHEED MARTIN GLOBAL TELECOMMUNICATIONS, INC.,

                LOCKHEED-KHRUNICHEV-ENERGIA, INTERNATIONAL, INC.,

                     LOCKHEED MARTIN AUSTRALIA PTY LIMITED,

                        LOCKHEED MARTIN INVESTMENTS INC.,

                               COMSAT CORPORATION,

                 NORTHROP GRUMMAN SPACE & MISSION SYSTEMS CORP.,
            BY AND THROUGH NORTHROP GRUMMAN SPACE TECHNOLOGY SECTOR,

                               TELESPAZIO S.P.A.,

                          TELESPAZIO LUXEMBOURG, S.A.,

                         TELESPAZIO NORTH AMERICA, INC.,

                          ASTROLINK INTERNATIONAL LLC,

                           ASTROLINK ITALIA - S.R.L.,

                        ASTROLINK AUSTRALIA PTY LIMITED,

                                       AND

                              ASTROLINK HOLDING LLC

                             DATED: JANUARY 17, 2003

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

                                TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
SECTION 1:    DEFINITIONS..........................................................................2
   1.1      Definitions............................................................................2
   1.2      Construction of Certain Terms..........................................................2
   1.3      Meaning of Cash........................................................................2
SECTION 2:    TRANSACTIONS.........................................................................2
   2.1      LSAT/Astrolink Interim Credit Agreement Amendment......................................2
   2.2      ViaSat Settlement......................................................................2
   2.3      Motorola Settlement....................................................................3
   2.4      Lockheed Martin and LSAT Capital Contributions.........................................3
   2.5      Redemption of NGST Units...............................................................3
   2.6      TPZ Settlement.........................................................................3
   2.7      Evidian Settlement.....................................................................3
   2.8      NGST Settlement........................................................................4
   2.9      Lockheed Martin Settlement.............................................................4
   2.10     Mutual Release.........................................................................4
   2.11     Redemption of TSA Units................................................................5
   2.12     LSAT Termination Contingency...........................................................5
   2.13     NGST Initial Interim Loans.............................................................5
   2.14     Fourth Amended and Restated LLC Agreement..............................................5
   2.15     LSAT and Lockheed Martin Initial Interim Loans.........................................5
   2.16     Contributions to LMII..................................................................5
   2.17     Contribution by Astrolink to New Astrolink.............................................6
   2.18     Contributions to LSAT..................................................................7
   2.19     Contribution by LSAT to LSAT Subsidiary................................................7
   2.20     Warrant Agreement......................................................................7
   2.21     Contributions to LMII..................................................................8
SECTION 3:    REPRESENTATIONS AND WARRANTIES.......................................................8
   3.1      Representations and Warranties of Each Party...........................................8
   3.2      Representations and Warranties of Astrolink............................................9
SECTION 4:    COVENANTS...........................................................................10
   4.1      Reasonable Efforts....................................................................10
   4.2      Public Announcements..................................................................10
   4.3      Proprietary Information...............................................................10
   4.4      Notification of Certain Matters.......................................................11
   4.5      Tax Information; Transfer Taxes.......................................................12
   4.6      Tax Reporting.........................................................................12
   4.7      Reservation of Funds for Third Party Creditors........................................13
   4.8      Astrolink Obligations.................................................................13
   4.9      Astrolink's Unit Incentive Plan.......................................................13
SECTION 5:    CLOSING.............................................................................13
   5.1      Date..................................................................................13
   5.2      Location..............................................................................13
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                                TABLE OF CONTENTS

                                                                                                PAGE
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SECTION 6:    CONDITIONS TO THE PARTIES' OBLIGATIONS TO EFFECT THE CLOSING....................... 13
   6.1      Conditions to Each Party's Obligations to Effect the Closing..........................13
   6.2      Conditions to Obligations of LSAT to Effect the Closing...............................14
   6.3      LSAT Closing Notice...................................................................14
SECTION 7:    TERMINATION.........................................................................14
   7.1      Events of Termination.................................................................14
   7.2      Automatic Termination.................................................................15
   7.3      Effect of Termination.................................................................15
   7.4      FCC Authorizations....................................................................15
   7.5      Procurement Contracts.................................................................15
   7.6      Brewster Lease and Brewster Products..................................................16
   7.7      Employee Termination..................................................................16
SECTION 8:    SURVIVAL; INDEMNIFICATION...........................................................16
   8.1      Survival of Representations, Warranties, Covenants and Agreements.....................16
   8.2      General Indemnification...............................................................17
   8.3      Specific Indemnification..............................................................17
   8.4      Indemnification Procedures............................................................17
SECTION 9:    MISCELLANEOUS.......................................................................18
   9.1      Expenses..............................................................................18
   9.2      Notices...............................................................................18
   9.3      Amendments, Waivers, Etc..............................................................21
   9.4      Parties Obligated and Benefited.......................................................21
   9.5      Entire Agreement......................................................................21
   9.6      Specific Performance..................................................................22
   9.7      Remedies Cumulative...................................................................22
   9.8      No Waiver.............................................................................22
   9.9      No Third Party Beneficiaries..........................................................22
   9.10     Jurisdiction..........................................................................22
   9.11     Governing Law.........................................................................22
   9.12     Governing Language....................................................................23
   9.13     Headings..............................................................................23
   9.14     Counterparts..........................................................................23
   9.15     Severability..........................................................................23
   9.16     Further Assurances....................................................................23
   9.17     Attorneys' Fees.......................................................................23
   9.18     Time..................................................................................23
   9.19     Construction..........................................................................24
   9.20     Consents of Parties...................................................................24
APPENDIX  A......................................................................................A-1
LIST OF EXHIBITS

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

                           MASTER AGREEMENT REGARDING
                  RESTRUCTURING OF ASTROLINK INTERNATIONAL LLC

     This Agreement is entered into as of January 17, 2003 (the "Execution Date"), by and among Liberty Satellite & Technology, Inc., a corporation organized under the laws of Delaware, U.S.A. ("LSAT"), LSAT Astro LLC, a limited liability company organized under the laws of Delaware, U.S.A. ("Astro LLC"), LSAT Astro Holding, Inc., a corporation organized under the laws of Delaware, U.S.A. ("LSAT Subsidiary," and together with LSAT and Astro LLC, the "LSAT Parties"), Liberty Media Corporation, a corporation organized under the laws of Delaware, U.S.A. ("Liberty"), Lockheed Martin Corporation, a corporation organized under the laws of Maryland, U.S.A. ("Lockheed Martin"), Lockheed Martin Commercial Launch Services, Inc., a corporation organized under the laws of Delaware, U.S.A. ("LMCLS"), Lockheed Martin Commercial Space Company, Inc., a corporation organized under the laws of California, U.S.A. ("LMCSC"), Lockheed Martin Global Telecommunications, Inc., a corporation organized under the laws of Delaware, U.S.A. ("LMGT"), Lockheed-Khrunichev-Energia, International, Inc., a corporation organized under the laws of Delaware, U.S.A. ("LKE"), Lockheed Martin Investments Inc., a corporation organized under the laws of Delaware, U.S.A. ("LMII"), Lockheed Martin Australia PTY Limited, a company limited by shares organized under the laws of Australia ("LMPTY"), COMSAT Corporation, a corporation organized under the laws of the District of Columbia, U.S.A. ("Comsat," and together with Lockheed Martin, LMCLS, LMCSC, LMGT, LKE, LMPTY, and LMII, the "Lockheed Martin Parties"), Northrop Grumman Space & Mission Systems Corp., a corporation organized under the laws of Ohio, U.S.A., by and through Northrop Grumman Space Technology sector, formerly known as TRW Inc. ("NGST"), Telespazio S.p.A., a company organized under the laws of Italy ("TPZ"), Telespazio Luxembourg, S.A., a company organized under the laws of Luxembourg ("TSA"), Telespazio North America, Inc., a corporation organized under the laws of Delaware, U.S.A. ("TNA," and together with TPZ and TSA, the "TPZ Parties"), ASTROLINK International LLC, a limited liability company organized under the laws of Delaware, U.S.A. ("Astrolink"), Astrolink Australia PTY Limited, a company limited by shares organized under the laws of Australia ("AIL Australia"), Astrolink Italia - S.r.l., a company organized under the laws of Italy ("AIL Srl," and together with Astrolink and AIL Australia, the "Astrolink Parties"), and Astrolink Holding LLC, a limited liability company organized under the laws of Delaware, U.S.A. ("New Astrolink").

                                   BACKGROUND

     Astro LLC, LMGT, NGST, and TSA collectively own all of the Units representing all of the Membership Interests in Astrolink.

     The Parties desire to set forth their agreements relating to a restructuring of Astrolink and a settlement of all claims among the Parties relating to Astrolink and with respect to certain other matters.

     NOW THEREFORE, in consideration of their mutual promises contained in this Agreement, and intending to be legally bound, the Parties agree as follows:

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

SECTION 1:  DEFINITIONS

     1.1 DEFINITIONS. For all purposes of this Agreement, all terms used in capitalized form will have the meanings set forth in Appendix A.

     1.2 CONSTRUCTION OF CERTAIN TERMS. All pronouns (and any variation) will be deemed to refer to the masculine, feminine, or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word "include" (and any variation) is used in an illustrative sense rather than a limiting sense. The word "or" is not exclusive. The word "day," if not otherwise qualified, means a calendar day.

     1.3 MEANING OF CASH. Whenever this Agreement provides for a payment, advance, or other transfer of cash, the Person responsible for making such payment, advance, or other transfer will cause the amount of cash specified to be paid on the date specified by wire transfer of immediately available funds in United States currency in accordance with wire transfer instructions provided by the Person designated to receive such payment, advance, or other transfer at least two Business Days prior to the date on which such payment, advance, or other transfer is required to be made.

SECTION 2:  TRANSACTIONS

     Subject to the terms and conditions of this Agreement, the Parties agree to take the following actions at the times specified (with any actions specified to be taken with the execution of this Agreement taken substantially simultaneously but in the sequence set forth in this Section 2, and the actions specified to be taken at the Closing being taken substantially simultaneously but in the sequence set forth in this Section 2) with respect to the Transactions:

     2.1 LSAT/ASTROLINK INTERIM CREDIT AGREEMENT AMENDMENT. Simultaneously with the execution of this Agreement, LSAT and Astrolink will enter into Amendment No. 4 to the LSAT/Astrolink Interim Credit Agreement, attached as EXHIBIT A-1 (the "Credit Agreement Amendment"), pursuant to which LSAT will provide funding for Astrolink's operations until the Closing occurs or this Agreement is terminated in accordance with the terms hereof. Simultaneously with the execution of this Agreement, LSAT and Astrolink will enter into, and Astrolink will cause its subsidiaries that are parties to the LSAT/Astrolink Interim Security Agreement to enter into, Amendment No. 2 to the LSAT/Astrolink Interim Security Agreement, attached as EXHIBIT A-2, pursuant to which LSAT will release its liens on certain assets of Astrolink and AIL Srl.

     2.2 VIASAT SETTLEMENT. Simultaneously with the execution of this Agreement, Astrolink, Lockheed Martin, LSAT, TSA and NGST will enter into the Settlement and Release Agreement with ViaSat, Inc. ("ViaSat") attached as EXHIBIT B (the "ViaSat Settlement Agreement"), pursuant to which all claims relating to certain contracts between Astrolink and ViaSat identified in the ViaSat Settlement Agreement will be settled in accordance with the terms thereof, and Astrolink and all its directors, officers, members and Affiliates will be released with respect to all claims related thereto.

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

     2.3 MOTOROLA SETTLEMENT. Simultaneously with the execution of this Agreement, Astrolink, Lockheed Martin, and LSAT will enter into the Settlement and Release Agreement with Motorola, Inc. ("Motorola") attached as EXHIBIT C (the "Motorola Settlement Agreement"), pursuant to which all claims relating to the contract between Astrolink and Motorola identified in the Motorola Settlement Agreement will be settled in accordance with the terms thereof, and Astrolink and all its directors, officers, members and Affiliates will be released with respect to all claims related thereto.

     2.4 LOCKHEED MARTIN AND LSAT CAPITAL CONTRIBUTIONS. Simultaneously with the execution of this Agreement, Lockheed Martin will contribute to Astrolink
(i) $550,000 in cash and (ii) the contingent promissory note attached as EXHIBIT E (the "Lockheed Martin TPZ Redemption Note"). Simultaneously with the execution of this Agreement, LSAT will contribute to Astrolink $250,000 in cash.

     2.5 REDEMPTION OF NGST UNITS. Simultaneously with the execution of this Agreement, NGST and Astrolink will execute and deliver the Redemption Agreement (the "NGST Redemption Agreement") attached as EXHIBIT F, pursuant to which Astrolink will redeem the 25,510,000 Units owned by NGST in accordance with the terms and conditions thereof (the "NGST Redemption"). Simultaneously with the execution of this Agreement, immediately after the NGST Redemption, LMGT, Astro LLC, TSA, and Astrolink will execute and deliver the Second Amended and Restated Limited Liability Company Agreement of Astrolink attached as EXHIBIT G.

     2.6    TPZ SETTLEMENT.

            (a) Simultaneously with the execution of this Agreement, New Astrolink, the Astrolink Parties, TPZ, and TNA will execute and deliver the Settlement and Release Agreement attached as EXHIBIT H (the "TPZ Settlement Agreement"), settling all claims under the vendor contracts between TPZ or TNA, on the one hand, and Astrolink or AIL Srl, on the other hand, as the case may be (the "TPZ Vendor Contracts"), in accordance with the terms and conditions thereof.

            (b) Simultaneously with the execution of this Agreement, the designated Lockheed Martin Parties, NGST, and the TPZ Parties will execute and deliver the Settlement and Release Agreement attached as EXHIBIT I, pursuant to which such Parties will settle all claims under all subcontracts relating to any of the TPZ Vendor Contracts.

     2.7 EVIDIAN SETTLEMENT. Simultaneously with the execution of this Agreement, Astrolink will enter into the Settlement and Release Agreement with Evidian, Inc. ("Evidian") attached as EXHIBIT J (the "Evidian Settlement Agreement"), pursuant to which all claims relating to the End User License, Support and Services Agreement, dated September 28, 2001, between Astrolink and Evidian (the "Evidian License Agreement") will be settled in accordance with the terms of the Evidian Settlement Agreement, and Astrolink and all its directors, officers, members and Affiliates will be released with respect to all claims related to the Evidian License Agreement. Astrolink and Evidian will promptly cause Evidian, Inc. v. ASTROLINK

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

International LLC, Middlesex Superior Court, Civil Action No. 2002-00309L to be dismissed with prejudice.

     2.8    NGST SETTLEMENT.

            (a) Simultaneously with the execution of this Agreement, Lockheed Martin and NGST will execute and deliver the Settlement and Release Agreement attached as EXHIBIT K, pursuant to which Lockheed Martin and NGST will settle all claims under the Firm Fixed Price Subcontract Number MK01J5701A for the Astrolink Payload between Lockheed Martin and NGST dated April 27, 1999, as amended (the "Old Lockheed Martin/NGST Subcontract"), in accordance with the terms thereof.

            (b) Simultaneously with the execution of this Agreement, Lockheed Martin and Astrolink will execute and deliver the Assignment and Assumption Agreement attached as EXHIBIT L, pursuant to which Lockheed Martin will assign to Astrolink, and Astrolink will assume, the Old Lockheed Martin/NGST Subcontract, effective as of the Execution Date, in accordance with the terms thereof.

            (c) Simultaneously with the execution of this Agreement, Astrolink and NGST will execute and deliver a Procurement Contract (the "New NGST Procurement Contract"), which will supersede the Old Lockheed Martin/NGST Subcontract, and (ii) Astrolink, New Astrolink, and NGST will execute and deliver the Settlement and Release Agreement attached as EXHIBIT N, pursuant to which Astrolink and NGST will settle all claims under all vendor contracts between NGST and Astrolink, including the Old Lockheed Martin/NGST Subcontract assigned to Astrolink as described in Section 2.8(b).

     2.9 LOCKHEED MARTIN SETTLEMENT. Simultaneously with the execution of this Agreement, (i) the Astrolink Parties, New Astrolink, and the designated Lockheed Martin Parties will execute and deliver the Settlement and Release Agreement attached as EXHIBIT O, pursuant to which the Astrolink Parties, New Astrolink, and the designated Lockheed Martin Parties will settle all claims under all vendor contracts between such Lockheed Martin Parties, on the one hand, and Astrolink or any of the Astrolink Parties, on the other hand, as the case may be, in accordance with the terms thereof, and (ii) Astrolink and Lockheed Martin will execute and deliver a Procurement Contract (the "New Lockheed Martin Procurement Contract"), which will supersede both Contract #AILLMCSS1 dated April 23, 1999, between Astrolink and Lockheed Martin for the Astrolink Space Segment and SCF Segment, as amended, and the Contract for Launch Services dated April 7, 2000 among Astrolink, LMCLS and LKE, as amended.

     2.10 MUTUAL RELEASE. Simultaneously with the execution of this Agreement, Astrolink, New Astrolink Lockheed Martin, LMGT, NGST, Astro LLC, TSA, Liberty, LSAT, TPZ and LMGT Astro License LLC will mutually release all claims against one another relating to ownership of Membership Interests in Astrolink (other than claims under this Agreement or any Transaction Document), including any claims against directors of Astrolink, and such Parties will execute and deliver the Settlement and Release Agreement attached as EXHIBIT Q.

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

     2.11 REDEMPTION OF TSA UNITS. Simultaneously with the execution of this Agreement, Astrolink and TSA will execute and deliver the Redemption Agreement (the "TPZ Redemption Agreement") attached as EXHIBIT R, pursuant to which Astrolink will redeem the 25,000,000 Units owned by TSA on the earlier of: (i) two Business Days after receipt of all approvals, and the expiration of all waiting periods, required by Governmental Authorities and (ii) two Business Days after termination of this Agreement (the "TPZ Redemption Date"), in accordance with the terms and conditions thereof (the "TPZ Redemption"). On the TPZ Redemption Date immediately after the TPZ Redemption, LMGT, Astro LLC, and Astrolink will execute and deliver the Third Amended and Restated Limited Liability Agreement of Astrolink attached as EXHIBIT S.

     2.12 LSAT TERMINATION CONTINGENCY. Simultaneously with the execution of this Agreement, Lockheed Martin, LSAT, Astrolink, and Astro LLC will execute and deliver the agreement attached as EXHIBIT T (the "LSAT Plan B Agreement"), pursuant to which upon termination of this Agreement, Lockheed Martin, or an Affiliate of Lockheed Martin, will acquire the notes evidencing any Initial Interim Loans made by LSAT to Astrolink and LSAT Subsequent Interim Loans and will acquire, or cause Astrolink to redeem, the 42,500,000 Units owned by Astro LLC; provided that, if an Affiliate of Lockheed Martin is the acquirer or if the Units owned by Astro LLC are redeemed, Lockheed Martin will guarantee all payments under the LSAT Plan B Agreement.

     2.13 NGST INITIAL INTERIM LOANS. On the first Business Day after the TPZ Redemption Date, NGST will forgive any Initial Interim Loans made by NGST to Astrolink in full, and NGST will deliver to Astrolink the original promissory notes evidencing any such Initial Interim Loans marked "Cancelled."

     2.14 FOURTH AMENDED AND RESTATED LLC AGREEMENT. At the Closing, LMGT, Astro LLC, and Astrolink will execute and deliver the Fourth Amended and Restated Limited Liability Company Agreement of Astrolink attached as EXHIBIT U.

     2.15 LSAT AND LOCKHEED MARTIN INITIAL INTERIM LOANS. At the Closing, each of LSAT and Lockheed Martin will contribute to Astrolink the promissory notes evidencing any Initial Interim Loans made by such Party to Astrolink. No additional Units will be issued by Astrolink with respect to the contributions of the promissory notes evidencing any Initial Interim Loans as described in the preceding sentence.

     2.16   CONTRIBUTIONS TO LMII.

            (a) At the Closing, Lockheed Martin, Astro LLC, and LMII will execute and deliver the Contribution Agreement attached as EXHIBIT V (the "LMII Contribution Agreement"), pursuant to which, in a Section 351 Transaction, the following steps will occur at a single closing (the "LMII Contribution Closing"): (a) Astro LLC will transfer the 42,500,000 Units owned by Astro LLC to LMII in exchange for cash and preferred stock in LMII ("LMII Preferred Stock") and (b) Lockheed Martin will transfer to LMII cash, property, or notes (or any combination thereof) (the "Lockheed Martin Contributed Property") having an aggregate value of not less than 10% of the value of Lockheed Martin's holdings of LMII stock determined

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

immediately prior to the LMII Contribution Closing, in exchange for common stock of LMII ("LMII Common Stock") and LMII Preferred Stock, which shares of LMII Common Stock and LMII Preferred Stock will have an aggregate value equal to the value of the Lockheed Martin Contributed Property, all in accordance with the terms and conditions of the LMII Contribution Agreement.

            (b) Prior to the LMII Contribution Closing, LMII will file the Second Certificate of Amendment to the Certificate of Incorporation of LMII and the Certificate of Designations for the LMII Preferred Stock attached as exhibits to the LMII Contribution Agreement.

     2.17 CONTRIBUTION BY ASTROLINK TO NEW ASTROLINK. Prior to the Closing, New Astrolink will be a wholly owned subsidiary of Astrolink and New Astrolink will not have any assets or liabilities and will not engage in any business or activities except those incident to the consummation of the Transactions. Subject to Section 2.18(c), at the Closing, Astrolink will transfer all of its assets, including all FCC Authorizations, and all its right, title and interest in its severance pay plans (the "Severance Plans"), the Trust Agreement, dated as of December 21, 2001, between Astrolink and Citibank, N.A., as amended (the "Severance Trust"), the New NGST Procurement Contract and the New Lockheed Martin Procurement Contract, but excluding any cash received by Astrolink pursuant to its 2000 Unit Incentive Plan adopted by Astrolink's Board of Directors as of March 31, 2000 and amended as of October 2, 2001 (the "Unit Incentive Plan") after the Execution Date and cash in an amount equal to the lesser of (a) the excess, if any, of $1,800,000 over the sum of (i) the amount of cash paid by Astrolink at or prior to the Closing to settle the claims of specified creditors identified on SCHEDULE 2.17 (the "Scheduled Creditor Claims"), and (ii) the sum of the amounts of the Scheduled Creditor Claims that have not been settled and remain outstanding as of the Closing, and (b) $300,000 (the lesser of (a) and (b) being referred to as the "Excess Settlement Cash"), to New Astrolink, and New Astrolink will assume all liabilities of Astrolink, including (u) liability arising from any breach of representations and warranties made by Astrolink hereunder or any other Transaction Document, (v) liability relating to nonperformance of any covenants of Astrolink to be performed hereunder or any other Transaction Document on or prior to the Closing, (w) any notes evidencing LSAT Subsequent Interim Loans, (x) the New NGST Procurement Contract, (y) the New Lockheed Martin Procurement Contract and
(z) liability arising under the Unit Incentive Plan (subject to Section 4.9 of this Agreement); provided, however, that New Astrolink will not assume any liabilities of Astrolink related to Units acquired under the Unit Incentive Plan after the Execution Date or any liabilities of Astrolink to any of the Lockheed Martin Parties or to any Affiliate of any of the Lockheed Martin Parties, except pursuant to the New Lockheed Martin Procurement Contract (the "Assumed Liabilities"). At the Closing, (a) Astrolink and New Astrolink will execute and deliver the Assignment and Assumption Agreement attached as EXHIBIT W, and (b) Astrolink and New Astrolink will execute and deliver such other instruments and documents as may be reasonably necessary to effect and evidence such transfer of assets and assumption of liabilities.

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

     2.18   CONTRIBUTIONS TO LSAT.

            (a) Simultaneously with the execution of this Agreement, Liberty, Astrolink and LSAT will execute and deliver the Contribution Agreement attached as EXHIBIT X (the "LSAT Contribution Agreement"), pursuant to which, in a
Section 351 Transaction, the following steps will occur at the Closing: (i) Liberty will transfer, or cause to be transferred, as provided in the LSAT Contribution Agreement, to LSAT cash, property, or notes (or any combination thereof) (the "Liberty Contributed Property"), having an aggregate value of not less than 10% of the value of Liberty's holdings of LSAT stock (the "Liberty 10% Value Requirement"), in exchange for shares of Series B Common Stock of LSAT having a value equal to the value of the Liberty Contributed Property, all as determined in the manner provided in the LSAT Contribution Agreement, and (ii) Astrolink will transfer all of its membership interests in New Astrolink to LSAT in exchange for cash (the "LSAT Cash") and shares of Series A Common Stock of LSAT (the "LSAT Stock"), in accordance with the terms and conditions of the LSAT Contribution Agreement. Notwithstanding the foregoing, in no event will Liberty have an obligation to transfer, or to cause to be transferred, assets to LSAT having a value in excess of $55 million, and, if the Liberty 10% Value Requirement would not be met by Liberty transferring, or causing to be transferred, Liberty Contributed Property valued at $55 million to LSAT at the Closing, then Liberty, Astrolink and LSAT will use commercially reasonable efforts to consummate an alternative transaction that qualifies as a Section 351 Transaction and is reasonably acceptable to Lockheed Martin, as provided in the LSAT Contribution Agreement.

            (b) At the Closing, LSAT and Astrolink will execute and deliver the Registration Rights Agreement attached as an exhibit to the LSAT Contribution Agreement.

            (c) For the avoidance of doubt, since the transactions contemplated pursuant to Section 2.17 will be consummated prior to the transactions contemplated pursuant to this Section 2.18 (as specifically provided in Section 2), Astrolink will not assign or transfer to New Astrolink the LSAT Cash and the LSAT Stock pursuant to the Assignment and Assumption Agreement referenced in Section 2.17.

     2.19 CONTRIBUTION BY LSAT TO LSAT SUBSIDIARY. Prior to the Closing, LSAT Subsidiary will not have any assets or liabilities and will not engage in any business activities except those incident to the consummation of the Transactions. At the Closing, LSAT will transfer all of the membership interests in New Astrolink received by LSAT pursuant to the LSAT Contribution Agreement to LSAT Subsidiary in exchange for 9,000 shares of common stock of LSAT Subsidiary, which will represent all of the outstanding capital stock of LSAT Subsidiary immediately after the Closing, in a Section 351 Transaction. At the Closing, LSAT and LSAT Subsidiary will execute and deliver the Assignment and Assumption Agreement attached as EXHIBIT Y.

     2.20 WARRANT AGREEMENT. At the Closing, LSAT Subsidiary and Lockheed Martin will execute and deliver the Agreement Regarding Warrants and Warrant Shares attached as EXHIBIT Z if Lockheed Martin notifies LSAT Subsidiary at least one Business Day prior to the Closing that it desires to enter into such agreement.

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

     2.21 CONTRIBUTIONS TO LMII. At the LMII Contribution Closing, the transactions contemplated by the LMII Contribution Agreement will be consummated.

SECTION 3:  REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each Party to this Agreement represents and warrants to all other Parties to this Agreement that:

            (a) EXISTENCE AND POWER. Such Party (i) is a Person duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, (ii) is authorized to transact business and is in good standing in each jurisdiction in which its ownership of assets or conduct of business requires such qualification, and (iii) has all powers required to carry on its business as currently conducted, with such exceptions to clauses
(i), (ii) and (iii) as would not materially and adversely affect the ability of such Party to consummate the Transactions to be consummated by it pursuant to this Agreement and the Transaction Documents.

            (b) AUTHORIZATION. The execution, delivery, and performance by such Party of this Agreement and of the Transaction Documents to which it is a party, and the consummation by such Party of the Transactions to be consummated by it pursuant to this Agreement and the Transaction Documents, are within the powers of such Party and have been duly authorized by all necessary action on the part of such Party.

            (c) GOVERNMENTAL APPROVALS. SCHEDULE 3.1(c) sets forth all material actions by or in respect of, and all material filings with, any Governmental Authority, including the FCC, that are required in connection with the execution, delivery, and performance by such Party of this Agreement and of the Transaction Documents to which it is a party, and the consummation by such Party of the Transactions to be consummated by it pursuant to this Agreement and the Transaction Documents (the "Governmental Approvals").

            (d) CONSENTS. SCHEDULE 3.1(d) sets forth all consents by any Person under any contract to which it is a party or to which its assets are subject that are required in connection with the execution, delivery, and performance by such Party of this Agreement and of the Transaction Documents to which it is a party, and the consummation by such Party of the Transactions to be consummated by it pursuant to this Agreement and the Transaction Documents, except for the consents granted pursuant to Section 9.20, with such exceptions as would not materially and adversely affect the ability of such Party to consummate the Transactions to be consummated by it pursuant to this Agreement and the Transaction Documents (the "Required Consents").

            (e) NON-CONTRAVENTION. The execution, delivery, and performance by such Party of this Agreement and the Transaction Documents to which it is a party, and the consummation by such Party of the Transactions to be consummated by it pursuant to this Agreement and the Transaction Documents, do not, and before the Closing or the LMII Contribution Closing, as applicable, will not (x) contravene the constituent documents of such Party or (y) subject to obtaining the approvals, making the filings, or taking the actions required with respect to the Governmental Approvals and obtaining the Required Consents, result in, or

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constitute a breach or default (including any event that, with the passage of time or giving of notice, or both, would become a breach or default) under, or violation of, any applicable Legal Requirement or any contract, license, lease, indenture, mortgage, loan agreement, note, or other agreement or instrument as to which it is a party or by which any of its properties may be bound, the effect of which would be to materially and adversely affect the ability of such Party to consummate the Transactions to be consummated by it pursuant to this Agreement and the Transaction Documents.

            (f) BINDING EFFECT. This Agreement has been duly executed and delivered by such Party, and when executed by such Party in accordance with the terms of this Agreement, each Transaction Document to be executed by such Party will be duly executed and delivered by such Party. This Agreement constitutes a valid and binding obligation of such Party, and when executed by such Party in accordance with the terms of this Agreement, each Transaction Document to be executed by such Party will constitute a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

            (g) FINDERS' FEES. There is no investment banker, broker, finder, or other intermediary that has been retained by or is authorized to act on behalf of such Party who might be entitled to any fee or commission from any other Party in connection with the execution, delivery, or performance of this Agreement or the Transaction Documents or the consummation of the Transactions.

     3.2 REPRESENTATIONS AND WARRANTIES OF ASTROLINK. Astrolink represents and warrants to all other Parties to this Agreement that:

            (a) MISCELLANEOUS CREDITOR CLAIMS. SCHEDULE 3.2(a) sets out the names of each creditor of Astrolink, other than any Person that is a Party to this Agreement or any Transaction Document (the "Party Creditors"), with a claim against Astrolink with a value greater than $10,000 and the nature of the claims of each such creditor ("Miscellaneous Creditor Claims"). Except the Miscellaneous Creditor Claims, as of the Closing there will be no creditors of Astrolink (other than Party Creditors) with claims against Astrolink that would exceed in the aggregate $100,000.

            (b) EMPLOYEE CLAIMS. SCHEDULE 3.2(b) sets out all severance and retention obligations and all other monetary obligations of Astrolink to employees of Astrolink.

            (c) LITIGATION. SCHEDULE 3.2(c) sets out (i) all suits, proceedings, arbitrations, or investigations pending or, to Astrolink's knowledge, threatened against Astrolink, or initiated by Astrolink, other than those to which any Party is a party that are covered by any of the Transaction Documents attached to this Agreement as EXHIBITS B, C, H, I, J, K, N, O, Q, and T (collectively, the "Settlement Agreements") and (ii) all written claims, other than those involving an amount in dispute of less than $10,000 individually or $100,000 in the aggregate.

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

            (d) MATERIAL CONTRACTS. SCHEDULE 3.2(d) sets out all material contracts (including the date of each contract and the names of each party thereto) to which Astrolink is a party, other than any contract to which any Party is a party that is covered by any of the Settlement Agreements.

            (e) CONSENTS. SCHEDULE 3.2(e) sets out all consents, other than the Required Consents and other than the consent of any Party to this Agreement, that are required in connection with the execution, delivery, and performance by Astrolink of this Agreement and of the Transaction Documents to which Astrolink is a party, except any consent which if not obtained would not reasonably be expected to result in damages to Astrolink in excess of $10,000 individually or $100,000 in the aggregate.

SECTION 4:  COVENANTS

     4.1 REASONABLE EFFORTS. Upon the terms and subject to the conditions of this Agreement, each Party will fully cooperate in good faith and in a timely manner and use commercially reasonable efforts to take, or to cause to be taken, all appropriate actions, and to do, or to cause to be done, all things necessary, proper, or advisable under applicable Legal Requirements to permit it to execute and deliver the Transaction Documents to which it is a party in accordance with Section 2, and to consummate and make effective the Transactions, including using commercially reasonable efforts unless and until this Agreement is terminated in accordance with Section 7 to obtain all Governmental Approvals and Required Consents as are necessary for the consummation of the Transactions and using commercially reasonable efforts to satisfy, or to cause to be satisfied, all conditions to the Parties' obligations to effect the Closing and the LMII Contribution Closing.

     4.2 PUBLIC ANNOUNCEMENTS. Each Party will consult with each other Party before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions and will not issue any such press release or make any such public statement without the prior consent of the other Parties, which consent will not be unreasonably withheld, delayed, or conditioned; provided, however, that any Party may, without the prior consent of the other Parties, issue such press release or make such public statement as may be required by applicable Legal Requirements or any listing agreement or arrangement to which such Party or any of its Affiliates is a party with a national securities exchange or association if it has used commercially reasonable efforts to consult with the other Parties and to obtain such Parties' consent but has been unable to do so in a timely manner; provided further that promptly after issuing such release or making such statement such Party will give written notice thereof to the other Parties, including a copy of such release or statement.

     4.3    PROPRIETARY INFORMATION.

            (a) In connection with the negotiation, execution, delivery, and performance of this Agreement and the Transaction Documents and the consummation of the Transactions, a Party may disclose Confidential Information to another Party. For purposes of this Section 4.3, the term "Confidential Information" means (x) written or documentary technical, financial, or business information identified by the disclosing party with a conspicuous legend indicating that

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it contains confidential information of the disclosing party and (y) orally or visually disclosed technical, financial, or business information that is identified at the time of disclosure as confidential information of the disclosing party by written notification to the receiving party. Each Party will hold, and will cause its Affiliates and its and their respective directors, officers, employees, consultants, advisors, and agents to hold, in confidence all Confidential Information concerning any other Party obtained in connection with this Agreement or any Transaction Document and will use any such Confidential Information only in connection with the Transactions; provided, however, that any Party may disclose Confidential Information to any Person whose knowledge of such Confidential Information is necessary to facilitate the consummation of the Transactions so long as such Person agrees to comply with the terms of this Section 4.3. Each Party's obligation to hold Confidential Information in confidence will be satisfied if it exercises the same care with respect to such Confidential Information as it would exercise to preserve the confidentiality of its own similar information. Notwithstanding the foregoing provisions of this Section 4.3, there will be no obligation of confidence or limitation on use or disclosure as to any Confidential Information that (i) is or becomes available to the public without breach of the terms of this Agreement; (ii) is known by the receiving party prior to its receipt by the disclosing party as Confidential Information hereunder; (iii) is approved for release by written authorization of the disclosing party; (iv) is lawfully obtained from a third party who is not subject to a duty of confidentiality; (v) is disclosed by the disclosing party to a third party without imposing a duty of confidentiality; (vi) is determined to have been developed independently by the receiving party by a Person without substantive knowledge of the disclosing party's information; or (vii) is required to be disclosed in accordance with any applicable Legal Requirements or by the rules and regulations of any applicable self-regulatory organization if the Party required to make such disclosure has used commercially reasonable efforts to notify the disclosing party as far in advance of the required disclosure as is reasonably practicable under the circumstances and cooperated in all reasonable respects with the disclosing party, if requested by the disclosing party and at the expense of the disclosing party, to obtain a protective order or otherwise seek confidential treatment with respect to such information.

            (b) Notwithstanding the provisions of Section 4.3(a), if any Transaction Document contains specific provisions regarding the treatment of proprietary or confidential information, then such provisions will apply, and the provisions of Section 4.3(a) will not apply, with respect to any Confidential Information disclosed in connection with and governed by the terms of such Transaction Document.

     4.4 NOTIFICATION OF CERTAIN MATTERS. Each Party will promptly notify the other Parties of:

            (a) any notice or other communication of which it has knowledge alleging that a material consent of any Person is or may be required in connection with the Transactions other than the Required Consents or the consents set forth on SCHEDULE 3.2(e);

            (b) any material notice or other material communication from any Governmental Authority that is received by it in connection with the Transactions;

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

            (c) any Legal Proceeding commenced or, to its knowledge, threatened against, relating to, involving or otherwise affecting, this Agreement, any of the Transaction Documents, or any of the Transactions;

            (d) any event, condition or circumstance of which it has knowledge that is reasonably likely to have a material adverse impact on the consummation of the Transactions in a timely manner; or

            (e) any pending or threatened United States federal, state, local, municipal or foreign Tax audits, examinations, claims, settlements, proposed adjustments, assessments or reassessments or related matters that could reasonably be expected to address the Tax treatment of any of the Transactions.

     4.5 TAX INFORMATION; TRANSFER TAXES. The Parties will cooperate in providing any information required for any Party to file any Tax returns or information reports. Except as otherwise provided in this Section 4.5, if the Closing occurs, the LSAT Parties or Liberty, as appropriate (the "Liberty Taxpayer"), will pay all sales, use, gross receipts or other transfer Taxes ("Transfer Taxes") incurred as a result of or in connection with the consummation of any of the Transactions. Lockheed Martin will reimburse the Liberty Taxpayer for one-half of any Transfer Taxes arising as a result of the transfer of Astrolink's assets to New Astrolink (as described in Section 2.17) or the transfer of membership interests in New Astrolink to LSAT (as described in Section 2.18(a)); provided, however, that Lockheed Martin will not be responsible for any such Transfer Taxes or other Taxes that are incurred as a result of or in connection with the Transactions described in Sections 2.17 and 2.18(a) to the extent such Transfer Taxes or other Taxes would have been incurred if Astro LLC had acquired the Membership Interests of LMGT, NGST, and TSA in Astrolink; and provided further that if any Transaction Document (including any of the Settlement Agreements) contains specific provisions regarding the payment of any Transfer Taxes or other Taxes, then such provisions will apply, and the provisions of this Section 4.5 will not apply, with respect to the payment of such Transfer Taxes or other Taxes. If the Closing occurs, the Liberty Taxpayer will prepare and file, or cause to be prepared and filed, all Transfer Tax returns and reports, and will pay all Taxes shown to be due thereon. Within five Business Days after receipt of a written request by the Liberty Taxpayer, Lockheed Martin will reimburse the Liberty Taxpayer for Lockheed Martin's share, as provided in this Section 4.5, of the Transfer Taxes paid by the Liberty Taxpayer; provided, however, that Lockheed Martin will not be responsible for any interest or penalties arising as a result of any late or inaccurate Transfer Tax filings or payments. The Liberty Taxpayer will promptly repay to Lockheed Martin the portion of any Transfer Tax refunds or credits (including interest) received by the Liberty Taxpayer that were reimbursed by Lockheed Martin under this Section 4.5. If the Closing does not occur, any Transfer Taxes that may be imposed with respect to any of the Transactions will be paid by the Party legally responsible therefor, and such Party will prepare and file, or cause to be prepared and filed, all Transfer Tax returns and reports with respect thereto.

     4.6 TAX REPORTING. None of Astrolink, its successors, or any of its members will file any return or take a position that for U.S. federal income Tax purposes Astrolink was engaged in,

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or had income which is treated as derived in, the conduct of a trade or business within the United States during any period during which any of the TPZ Parties was a member of Astrolink.

     4.7 RESERVATION OF FUNDS FOR THIRD PARTY CREDITORS. Astrolink will segregate and hold all sums paid to Astrolink by the TPZ Parties under the TPZ Settlement Agreement (the "TPZ Settlement Funds") separate and will use such funds solely for the purpose of making settlement payments in respect of Scheduled Creditor Claims. The Parties hereby waive any right to payment from the TPZ Settlement Funds or any earnings thereon or proceeds thereof, including rights to payment under the Interim Loans and the LSAT Subsequent Interim Loans, and agree not to make any Claims against Astrolink for any TPZ Settlement Funds, until the earliest to occur of (i) all Scheduled Creditor Claims having been indefeasibly paid in full, (ii) the Closing, and (iii) termination of this Agreement.

     4.8 ASTROLINK OBLIGATIONS. None of Astro LLC, LMGT or TSA will incur any obligation on behalf of Astrolink, or cause or affirmatively permit Astrolink to incur any obligation which would remain as an unfunded obligation of Astrolink after the Closing or after termination of this Agreement, without the prior consent of all members of Astrolink at the time such obligation is incurred.

     4.9 ASTROLINK'S UNIT INCENTIVE PLAN. New Astrolink will not assume the Unit Incentive Plan or assume or substitute for the Unit Options (as defined in the Unit Incentive Plan). Astrolink agrees that no later than April 30, 2003 (or such later date agreed upon by Lockheed Martin and LSAT and specified in a notice to Astrolink), it will give the notice specified in Section 7.2 of the Unit Incentive Plan to each participant with outstanding Unit Options as of the date such notice is sent, in form and substance reasonably satisfactory to LSAT and Lockheed Martin. Astrolink also agrees that it will take all actions necessary to terminate the Unit Incentive Plan in its entirety prior to the Closing.

SECTION 5:  CLOSING

     5.1 DATE. Unless this Agreement has been terminated and the Transactions have been abandoned pursuant to Section 7, the Closing will take place on the date specified in the LSAT Closing Notice that is not fewer than five Business Days after the date of delivery of the LSAT Closing Notice pursuant to Section
6.3 (or on another date mutually agreed upon by the Parties); provided that the date specified may be no later than October 31, 2003.

     5.2 LOCATION. The Closing will be held at the offices of O'Melveny & Myers LLP, 555 13th Street, N.W., Suite 500 West, Washington, D.C. 20004 or such other location as the Parties mutually agree.

SECTION 6:  CONDITIONS TO THE PARTIES' OBLIGATIONS TO EFFECT THE CLOSING

     6.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE CLOSING. The respective obligations of each Party to effect the Closing will be subject to satisfaction, or to the extent permitted by applicable Legal Requirements the waiver, of the following conditions:

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

            (a) No judgment or order shall have been issued pursuant to a Legal Proceeding, and no Legal Requirement shall have been enacted, entered, promulgated, or enforced (and not repealed, superseded, lifted, or otherwise made inapplicable), that restrains, enjoins, or otherwise prohibits the consummation of any of the Transactions to be consummated at the Closing or at the LMII Contribution Closing.

            (b) All Governmental Approvals shall have been obtained, in form and substance reasonably satisfactory to LSAT.

     6.2 CONDITIONS TO OBLIGATIONS OF LSAT TO EFFECT THE CLOSING. The obligations of LSAT to effect the Closing will be subject to satisfaction of the following conditions unless waived by LSAT in accordance with applicable Legal
Requirements:

            (a) Astrolink shall have entered into settlement and release agreements with all holders of Miscellaneous Creditor Claims other than Miscellaneous Creditor Claims included in the ViaSat Settlement Agreement and the Motorola Settlement Agreement, except Miscellaneous Creditor Claims that are less than $10,000 individually and $100,000 in the aggregate, on terms and conditions satisfactory to LSAT in its reasonable discretion.

            (b) Astrolink shall have received releases from all employees and independent contractors of Astrolink other than releases relating to Employee Claims that are in an amount less than $10,000 individually, and $100,000 in the aggregate, on terms and conditions satisfactory to LSAT in its reasonable discretion.

            (c) LSAT shall have received funding for New Astrolink from investors, third party sources of financing, firm capacity commitments from prospective customers, or otherwise, satisfactory to LSAT in its sole discretion.

     6.3 LSAT CLOSING NOTICE. If the conditions in Section 6.1 have been satisfied or waived by each Party, and LSAT determines in its sole discretion that all conditions to its obligations to effect the Closing pursuant to Section
6.2 have been satisfied or waives such conditions, LSAT will deliver notice to that effect to each other Party pursuant to Section 9.2 at any time prior to an effective termination of this Agreement in accordance with Section 7 (the "LSAT Closing Notice").

SECTION 7:  TERMINATION

     7.1 EVENTS OF TERMINATION. This Agreement may be terminated and the closing with respect to the applicable Transactions may be abandoned at any time prior to the Closing:

            (a) by mutual written consent of the Parties (other than any of the Astrolink Parties or New Astrolink); or

            (b) by LSAT, at any time by delivering written notice of termination to each other Party pursuant to Section 9.2 (a "Termination Notice").

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     7.2    AUTOMATIC TERMINATION. This Agreement will be terminated and the
Closing with respect to the applicable Transactions will be abandoned if the Closing has not occurred on or before October 31, 2003.

     7.3 EFFECT OF TERMINATION. In the event of termination of this Agreement and abandonment of the Closing with respect to the applicable Transactions pursuant to Section 7.1 or Section 7.2, this Agreement will become null and void and no Party will have any liability or any further obligation to any Person under this Agreement arising hereunder or in connection with such Transactions contemplated hereby, except that no Party will be relieved from liability for any breach by it of this Agreement or of any Transaction Document to which it is a party, and the Parties' respective obligations under this Section 7 will remain in full force and effect in accordance with their terms. For avoidance of doubt, termination of this Agreement will not terminate the Transaction Documents previously executed and delivered by the parties thereto, including the Settlement Agreements, the NGST Redemption Agreement, the TPZ Redemption Agreement and the LSAT Plan B Agreement.

     7.4 FCC AUTHORIZATIONS. Immediately upon termination of this Agreement pursuant to Section 7.1 or Section 7.2, and in any event prior to the consummation of the transactions contemplated by the LSAT Plan B Agreement, Astrolink will abandon its FCC Authorizations.

     7.5 PROCUREMENT CONTRACTS. Immediately upon termination of this Agreement pursuant to Section 7.1 or Section 7.2, and in any event prior to the consummation of the transactions contemplated by the LSAT Plan B Agreement, Astrolink will terminate for convenience the New NGST Procurement Contract and the New Lockheed Martin Procurement Contract. Astrolink will have no obligations under the New NGST Procurement Contract upon or after such termination for convenience, except those relative to the relinquishment of its rights in and to any work in progress thereunder. The Parties who are parties to such contracts acknowledge that the terms of the New NGST Procurement Contract have not been disclosed to the Lockheed Martin Parties, and that the terms of the New Lockheed Martin Procurement Contract have not been disclosed to NGST. LSAT, NGST and Astrolink each represents and warrants that the New NGST Procurement Contract provides that upon a termination of this Agreement pursuant to Section 7.1 or 7.2, Astrolink will have the right to terminate the New NGST Procurement Contract for convenience with immediate effect by written notice to NGST and without any other action (other than, as termination liability thereunder, the relinquishment of rights to work in progress and the execution and delivery of any documents reasonably requested by NGST to evidence Astrolink's relinquishment of rights or claims in and to the work in progress), payment or notice period and Astrolink will not have any further obligations under the New NGST Procurement Contract (other than obligations with respect to confidentiality and non-disclosure of the type that typically survive such an agreement). Additionally, Astrolink represents and warrants that the New NGST Procurement Contract provides that upon a termination of such agreement as provided in the proceeding sentence in connection with a termination of this Agreement pursuant to Section 7.1 or Section 7.2, Astrolink will have no right or claim to or against the work in progress under the New NGST Procurement Contract and the Old Lockheed Martin/NGST Subcontract.

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

     7.6 BREWSTER LEASE AND BREWSTER PRODUCTS. If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, each of LMGT and Astro LLC will use their respective commercially reasonable efforts to cause Astrolink to fulfill its obligations to assign all its rights in the Brewster Products (as defined in the TPZ Settlement Agreement) and the Brewster Lease (as defined in the TPZ Settlement Agreement) pursuant to the TPZ Settlement Agreement as and when such obligations are required to be performed. Upon any termination of this Agreement pursuant to Section 7.1 or Section 7.2, Lockheed Martin and LSAT each agrees to release, and to cause each of its Affiliates to release, any and all liens, claims and encumbrances on the Brewster Lease or any Brewster Product, and to file any documents reasonably requested by TPZ to effect or evidence such release.

     7.7 EMPLOYEE TERMINATION. In the event of termination of this Agreement pursuant to Section 7.1 or 7.2:

            (a) Astrolink will provide notice of termination of employment to each remaining employee of Astrolink, with each such termination of employment effective not later than 60 days after termination of this Agreement (each such date, an "Employee Termination Date"); provided, however, that Astrolink may extend any Employee Termination Date up to an additional 30 days with respect to the applicable employee. During the period of time from the date of termination of this Agreement through the latest Employee Termination Date hereunder, Lockheed Martin will not cause Astrolink to take any action to reduce the salaries or benefits of employees of Astrolink from those in effect immediately prior to the date of this Agreement or to amend the Severance Plans or the Severance Trust in any manner materially adverse to the current or former employees of Astrolink.

            (b) The members of Astrolink at the time of termination of this Agreement will cause Astrolink to amend the Severance Plans, effective upon such termination, to provide that Astrolink will pay the entire amount of severance payments of any employee who remains employed by Astrolink at the date of such amendment in a lump sum (including the initial lump sum and all monthly payments) on the Employee Termination Date of such employee, and to eliminate from each of the Severance Plans the provision which reserves the right to amend, suspend or terminate such plan, until March 31, 2004. Further, Astrolink will request that the trustee enter into an amendment to the Severance Trust extending the earliest termination date thereof from December 31, 2003 to March 31, 2004, and will execute and deliver such amendment if acceptable to the trustee.

            (c) In accordance with applicable law, Astrolink and its subsidiaries (domestic and foreign) (the "Astrolink Entities") will accept the resignations of all officers and directors of the Astrolink Entities who are current or former Astrolink employees, and LMGT will cause the Astrolink Entities to promptly replace such current or former employees as officers and/or directors of such Astrolink Entities.

SECTION 8:  SURVIVAL; INDEMNIFICATION

     8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The respective representations, warranties, covenants, and agreements of the Parties contained in this

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                                                CONFIDENTIAL SETTLEMENT MATERIAL

Agreement or in any of the Transaction Documents delivered prior to or at the Closing will survive the execution and delivery of this Agreement, notwithstanding any investigation made or information obtained by the other Parties, and also will survive the Closing and the LMII Contribution Closing, except to the extent that any Transaction Document specifically provides otherwise.

     8.2    GENERAL INDEMNIFICATION. Except for claims covered under
Section 8.3, each Party will indemnify and hold harmless the other Parties (other than another Party that is an Affiliate of such Party) (and their directors, officers, employees, and Affiliates) from and against and with respect to, and shall reimburse such Parties and their directors, officers, employees, and Affiliates for, any and all losses, liabilities, obligations, and damages ("Losses") resulting from, based upon, arising out of, or otherwise in respect of, and all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs, and expenses (including reasonable attorneys' fees and expenses) ("Claims") incident or relating to or resulting from any untrue representation, breach of warranty, or breach or nonfulfillment of any covenant or agreement made herein, or in any Transaction Document other than the New Lockheed Martin Procurement Contract and the New NGST Procurement Contract, or certificate delivered pursuant hereto, by the Party from whom indemnification is claimed (the "Indemnifying Party").

     8.3 SPECIFIC INDEMNIFICATION. Except as specifically provided otherwise herein or in any Transaction Document, from and after the Closing, New Astrolink and LSAT, jointly and severally, will indemnify and hold harmless Astrolink, LMGT, TSA, NGST, and Astro LLC from and against and with respect to, and will reimburse LMGT, TSA, NGST, and Astro LLC and their directors, officers, employees, and Affiliates for any and all Losses resulting from, based upon, arising out of, or otherwise in respect to, and all Claims incident or relating to or resulting from any of the Assumed Liabilities.

     8.4 INDEMNIFICATION PROCEDURES The procedure for indemnification will be as follows:

            (a) The Party claiming indemnification (the "Claimant") will promptly give written notice to the Indemnifying Party of any pending or threatened claim, action, suit, investigation, or proceeding brought by a third party (a "Third Party Action"), specifying (i) the factual basis for such claim, including copies of any documents relating to the claim, and (ii) the amount of the claim. Such notice will be given by the Claimant within ten Business Days after written notice of the assertion or commencement thereof was given to the Claimant, but failure to give timely notice will not affect the indemnities given hereunder except to the extent that such failure actually prejudices the Indemnifying Party in defending against any such claim.

            (b) If a Claimant gives notice to the Indemnifying Party of a Third Party Action, the Indemnifying Party will be entitled to participate therein and, if it so desires, to assume the defense thereof with counsel reasonably satisfactory to the Claimant and, after notice from the Indemnifying Party to the Claimant of its election to assume the defense thereof, except as provided below, the Indemnifying Party will not be liable to such Claimant under this Section 8.4 for any fees of other counsel or any other expenses, in each case subsequently incurred by such Claimant in connection with the defense thereof, other than reasonable costs of

                                                CONFIDENTIAL SETTLEMENT MATERIAL

investigation. Notwithstanding an Indemnifying Party's election to assume the defense of a Third Party Action, the Claimant will have the right to employ separate counsel and to participate in the defense of such Third Party Action, and the Indemnifying Party will bear the reasonable fees, costs and expenses of such separate counsel if: (i) the use of counsel chosen by the Indemnifying Party to represent the Claimant would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Third Party Action include both the Indemnifying Party and the Claimant, and the Claimant reasonably concludes that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to assume the defense of such claim on the Claimant's behalf), (iii) the Indemnifying Party has not employed counsel reasonably satisfactory to the Claimant to represent the Claimant within a reasonable time after notice of the Third Party Action, or (iv) the Indemnifying Party authorizes the Claimant to employ separate counsel at the Indemnifying Party's expense. If an Indemnifying Party assumes the defense of a claim, no compromise or settlement thereof may be effected by the Indemnifying Party without the Claimant's written consent unless
(x) there is no finding or admission of any violation of law by the Claimant and no effect on any other claims that may be made against the Claimant, (y) there is a full and unconditional release of the Claimant, and (z) the sole relief sought is monetary damages that are to be paid in full by the Indemnifying Party.

            (c) If any Claimant should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Action, the Claimant will as promptly as is practical notify the Indemnifying Party of such claim, describing such claim, the amount thereof (if known), and the method of computation of the amount of the claim, all with reasonable particularity. The failure to give any such notice will not relieve the Indemnifying Party of its obligations hereunder except to the extent that such failure results in actual material prejudice to the Indemnifying Party. Upon the giving of such written notice as aforesaid, the Claimant will have the right to enforce its rights under this Section 8.

            (d) The provisions of this Section 8 are intended to be for the benefit of, and will be enforceable by, each Claimant and its successors in interest.

SECTION 9:  MISCELLANEOUS

     9.1 EXPENSES. Whether or not the Transactions are consummated, each Party will bear its own expenses, including the fees and expenses of any attorneys, accountants, investment bankers, or other Persons engaged by it, incurred in connection with this Agreement, the Transaction Documents, or the Transactions.

     9.2 NOTICES. All notices, requests, demands, or other communications required by or otherwise with respect to this Agreement or any Transaction Document must be in writing and will be deemed to have been duly given to any Party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or upon receipt after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     To any
     Astrolink Party    ASTROLINK International LLC
     or New Astrolink:  6701 Democracy Boulevard
                        Suite 300
                        Bethesda, MD  20817
                        Attn: Margarita Dilley, Vice President & Chief
                        Financial Officer
                        Fax: (301) 571-2447

                        With a copy to:

                        ASTROLINK International LLC
                        6701 Democracy Boulevard
                        Suite 300
                        Bethesda, MD 20817
                        Attn: Robert D. Horvath, Jr., Vice President & General Counsel
                        Fax: (301) 571-2445

                        and a copy to:

                        Hogan & Hartson L.L.P.
                        555 13th Street, N.W.
                        Washington, D.C. 20004
                        Attn: Steven M. Kaufman, Esq.
                        Fax: (202) 637-5910

     To any Lockheed
     Martin Party:      Lockheed Martin Corporation
                        6801 Rockledge Drive
                        Bethesda, MD 20817
                        Attn: Vice President & Treasurer
                        Fax: (301) 897-6551

                        With a copy to:

                        Lockheed Martin Corporation
                        6801 Rockledge Drive
                        Bethesda, MD 20817
                        Attn: Senior Vice President & General Counsel
                        Fax: (301) 897-6587

                        and a copy to:

                        O'Melveny & Myers LLP
                        555 13th Street, N.W., Suite 500 West
                        Washington, D.C. 20004
                        Attn: David G. Litt, Esq.

                                                CONFIDENTIAL SETTLEMENT MATERIAL

                        Fax:  (202) 383-5414

     To NGST: Northrop Grumman Space & Mission Systems Corp., by and through Northrop Grumman Space Technology sector
                        One Space Park
                        Redondo Beach, CA 90278
                        Attn: James M. Myers, Vice President, Strategic Development
                        Fax: (310) 814-8287

                        With a copy to:

                        Northrop Grumman Space & Mission Systems Corp., by and through Northrop Grumman Space Technology sector
                        One Space Park
                        Redondo Beach, CA 90278
                        Attn: William Gallas
                        Fax: (310) 814-8287

     To any
     LSAT Party:        Liberty Satellite & Technology, Inc.
                        12300 Liberty Boulevard
                        Englewood, CO 80112
                        Attn: Kenneth G. Carroll, Acting President & Chief
                        Financial Officer
                        Fax: (720) 875-6895

                        With a copy to:

                        Sherman & Howard L.L.C.
                        633 Seventeenth Street
                        Suite 3000
                        Denver, CO 80202
                        Attn: Peggy Knight, Esq.
                        Fax: (303) 298-0940

     To Liberty:        Liberty Media Corporation
                        12300 Liberty Boulevard
                        Englewood, CO  80112
                        Attn: Gary S. Howard, Executive Vice President and
                        Chief Operating Officer
                        Fax: (720) 875-5268

                                                CONFIDENTIAL SETTLEMENT MATERIAL

                        With a copy to:

                        Liberty Media Corporation
                        12300 Liberty Boulevard
                        Englewood, CO 80112
                        Attn: Charles Y. Tanabe, Esq., Senior Vice President and General Counsel
                        Fax: (720) 875-5382

     To any
     TPZ Party:         Telespazio S.p.A.
                        Via Tiburtina, 965
                        00156 Rome Italy
                        Attn: Renato Conti, General Counsel
                        Fax: 011-39-06-4099-9760

                        With a copy to:

                        Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, NY 10153
                        Attn: Christopher K. Aidun, Esq.
                        Fax: (212) 310-8007

or to such other address as such Party may have designated by notice so given to each other Party.

     9.3 AMENDMENTS, WAIVERS, ETC. This Agreement or any Transaction Document may be amended, changed, supplemented, waived, or otherwise modified only by an instrument in writing signed by the Party against whom enforcement is sought.

     9.4 PARTIES OBLIGATED AND BENEFITED. This Agreement and the Transaction Documents will be binding upon, and will inure to the benefit of and be enforceable by, the Parties and their respective successors and assigns, provided that, except as otherwise expressly set forth in this Agreement or any Transaction Document, neither the rights nor the obligations of any Party may be assigned or delegated without the prior written consent of the other Parties, and any such assignment or purported assignment without such consent will be void.

     9.5 ENTIRE AGREEMENT. Except as otherwise provided herein, this Agreement and the Transaction Documents constitute the entire agreement and understanding among the Parties relating to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter, including the Letter of Intent dated April 9, 2002, and Term Sheets attached thereto as Exhibits A and B. There are no representations, warranties, or covenants by the Parties relating to such subject matter other than those expressly set forth in this Agreement or the Transaction Documents and any writings expressly required hereby or thereby.

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     9.6 SPECIFIC PERFORMANCE. The Parties acknowledge that money damages are not an adequate remedy for violations of this Agreement or any Transaction Document and that any Party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or any Transaction Document or prevent any violation hereof or thereof and, to the extent permitted by applicable Legal Requirements, each Party waives any objection to the imposition of such relief.

     9.7 REMEDIES CUMULATIVE. All rights, powers, and remedies provided under this Agreement or any Transaction Document or otherwise available in respect hereof or thereof at law or in equity will be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party will not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party.

     9.8 NO WAIVER. The failure of any Party to exercise any right, power, or remedy provided under this Agreement or any Transaction Document or otherwise available in respect hereof or thereof at law or in equity, or to insist upon compliance by any other Party with its obligations hereunder or thereunder, and any custom or practice of the Parties at variance with the terms hereof or thereof, will not constitute a waiver by such Party of its right to exercise any such or other right, power, or remedy or to demand such compliance.

     9.9 NO THIRD PARTY BENEFICIARIES. Neither this Agreement nor any Transaction Document is intended to be for the benefit of and will not be enforceable by any Person who is not a party to this Agreement or such Transaction Document, as applicable.

     9.10 JURISDICTION. Except as may be otherwise specifically provided in any Transaction Document, each Party hereby irrevocably submits to the non-exclusive jurisdiction of the federal courts of the United States located in the City of New York, New York, U.S.A., in any action, suit, or proceeding arising in connection with this Agreement and the Transaction Documents, and waives (and agrees not to assert) any objection based on FORUM NON CONVENIENS or any other objection to venue therein; provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 9.10 and will not be deemed to be a general submission to the jurisdiction of such courts or in the State of New York, U.S.A. other than for such purpose. Each Party hereby waives any right to a trial by jury in connection with any such action, suit, or proceeding. Service of process with respect to any such action, suit, or proceeding may be made upon any Party by mailing a copy thereof by registered or certified mail, postage prepaid, to such Party at its address as provided in
Section 9.2, provided that service of process also may be accomplished in any other manner permitted by applicable Legal Requirements.

     9.11 GOVERNING LAW. Except as may be otherwise specifically provided in any Transaction Document, this Agreement and the Transaction Documents and all disputes hereunder will be governed by and construed and enforced in accordance with the internal laws of the State of New York, U.S.A., applicable to contracts made and to be performed within that State.

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     9.12 GOVERNING LANGUAGE. This Agreement and the Transaction Documents will be executed in English only, and no translation thereof into any other language will be binding on the Parties or consulted in order to interpret this Agreement or any Transaction Document.

     9.13 HEADINGS. The names assigned this Agreement and the Transaction Documents and the section captions used herein and therein are for convenience of reference only and will not affect the interpretation or construction of this Agreement or any Transaction Document. Unless otherwise specified, (a) the terms "hereof," "herein" and similar terms refer to this Agreement or the applicable Transaction Document as a whole and (b) references herein or therein to Sections refer to sections of this Agreement or the applicable Transaction Document.

     9.14 COUNTERPARTS. This Agreement and any Transaction Document may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the Parties. A signature on a counterpart copy of this Agreement or any Transaction Document transmitted in facsimile form shall constitute an original executed copy of the same.

     9.15 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by applicable law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.

     9.16 FURTHER ASSURANCES. Each of the Parties will execute and deliver, without additional consideration, such other documents and instruments of further assurance as may be reasonably necessary to give effect to the provisions of this Agreement and the Transaction Documents. Each Party will act in good faith to take, and to cause any Person that is an Affiliate of such Party that such Party controls (as defined in the definition of Affiliate) but that is not a Party to take, all actions reasonably required to cause the Transactions to be consummated, including executing any Transaction Documents, in accordance with the terms and conditions of this Agreement if such action by such Party or any such Affiliate would be appropriate to carry out the purpose and intent of the Transactions and this Agreement.

     9.17 ATTORNEYS' FEES. In the event of any action, suit, or proceeding based on or arising out of any alleged breach by any Party of any representation, warranty, covenant, or agreement contained in this Agreement or in any Transaction Document, the prevailing Party or Parties will be entitled to recover reasonable attorneys' fees and other costs associated with such action, suit, or proceeding from any Party determined to have breached any provision of this Agreement or any Transaction Document.

     9.18 TIME. Time is of the essence under this Agreement and the Transaction Documents. If the giving of any notice or the performance of any act required or permitted under this Agreement or any Transaction Document falls on a day that is not a Business Day, the time for giving such notice or performing such act will be extended to the next succeeding Business Day.

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     9.19 CONSTRUCTION. This Agreement and the Transaction Documents have been negotiated by the Parties and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any Transaction Document or any provision of this Agreement or any Transaction Document against the Party responsible for drafting this Agreement or any Transaction Document will not apply in any construction or interpretation of this Agreement or any Transaction Document.

     9.20 CONSENTS OF PARTIES. The execution of this Agreement by each of Astro LLC, LMGT, NGST, and TSA (a) constitutes the consent of such Party to all of the Transactions, pursuant to section 6.6(b) of the LLC Agreement, and (b) constitutes an acknowledgment and agreement by such Party that the provisions of section 10.1 of the LLC Agreement shall not apply after the Closing to New Astrolink or Astro LLC with respect to any Confidential Information of Astrolink. The execution of this Agreement by each Party constitutes the consent of such Party to all of the Transactions to the extent that the consent of such Party would be required with respect to any of the Transactions pursuant to any contract or other agreement between or among any of the Parties, including contracts and other agreements covered by any of the Settlement Agreements. The execution of this Agreement by each of LMGT and TSA constitutes the consent of such Party to (i) any amendments to the LSAT/Astrolink Interim Credit Agreement in addition to the Credit Agreement Amendment that may be proposed by LSAT, in its sole discretion, as long as such amendments solely increase LSAT's commitment thereunder, (ii) all borrowings under any such amendments and (iii) the uses for such borrowed funds designated by LSAT in its sole discretion.

                            (SIGNATURE PAGE FOLLOWS)

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Parties set forth below as of the date first above written.

                                      LIBERTY SATELLITE & TECHNOLOGY, INC.


                                      By:
                                         --------------------------------------
                                           Kenneth G. Carroll, Acting President
                                           and Chief Financial Officer

                                      LSAT ASTRO LLC


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LSAT ASTRO HOLDING, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LIBERTY MEDIA CORPORATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LOCKHEED MARTIN CORPORATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                     (Signature page #1 to Master Agreement)

                                                CONFIDENTIAL SETTLEMENT MATERIAL

                                      LOCKHEED MARTIN COMMERCIAL
                                      LAUNCH SERVICES, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LOCKHEED MARTIN COMMERCIAL SPACE
                                      COMPANY, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LOCKHEED MARTIN GLOBAL
                                      TELECOMMUNICATIONS, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LOCKHEED-KHRUNICHEV-ENERGIA,
                                      INTERNATIONAL, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      LOCKHEED MARTIN AUSTRALIA PTY
                                      LIMITED

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                     (Signature page #2 to Master Agreement)

                                                CONFIDENTIAL SETTLEMENT MATERIAL

                                      LOCKHEED MARTIN INVESTMENTS INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      COMSAT CORPORATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      NORTHROP GRUMMAN SPACE & MISSION
                                      SYSTEMS CORP., by and through Northrop
                                      Grumman Space Technology sector


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      TELESPAZIO S.P.A.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      TELESPAZIO LUXEMBOURG, S.A.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                     (Signature page #3 to Master Agreement)

                                                CONFIDENTIAL SETTLEMENT MATERIAL

                                      TELESPAZIO NORTH AMERICA, INC.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      ASTROLINK INTERNATIONAL LLC


                                      By:
                                         --------------------------------------
                                           Margarita Dilley, Vice President
                                           and Chief Financial Officer

                                      ASTROLINK ITALIA - S.R.L.


                                      By:
                                         --------------------------------------
                                      Name:  Margarita Dilley
                                      Title: Managing Director

                                      ASTROLINK AUSTRALIA PTY LIMITED


                                      By:
                                         --------------------------------------
                                      Name:  Margarita Dilley
                                      Title: Director

                                      By:
                                         --------------------------------------
                                      Name:    Robert D. Horvath, Jr.
                                      Title:   Director

                                      ASTROLINK HOLDING LLC


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                     (Signature page #4 to Master Agreement)

                                                CONFIDENTIAL SETTLEMENT MATERIAL

                                   APPENDIX A
                                   DEFINITIONS

     A.1 DEFINED TERMS. The following terms will have the following meanings for all purposes of this Agreement and the Transaction Documents except as otherwise specifically provided in any Transaction Document:

     "Affiliate" means, with respect to any Person, any other Person controlling, controlled by, or under common control with such Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract, or otherwise.

     "Business Day" means any day other than a Saturday, Sunday, or national holiday in either the United States or Italy.

     "Closing" means the consummation of the Transactions specified in Section
2.14 through 2.20 of this Agreement and the other Transactions contemplated by this Agreement to occur substantially simultaneously therewith.

     "Code" means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     "FCC" means the United States Federal Communications Commission.

     "FCC Authorizations" means all licenses, permits, construction permits, and other authorizations issued by the FCC in connection with the business and operations of the Astrolink Parties.

     "Governmental Authority" means (a) the United States of America, (b) any state, commonwealth, territory, or possession of the United States of America and any political subdivision thereof (including counties, municipalities, and the like), (c) any foreign (as to the United States of America) sovereign entity and any political subdivision thereof, or (d) any agency, authority, or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission, or board.

     "Initial Interim Loans" means any advances made to Astrolink by LSAT, Lockheed Martin, and NGST pursuant to the Loan Agreement dated as of April 30, 2002, among LSAT, Lockheed Martin, NGST, and Astrolink.

     "Legal Proceeding" means any judgment or order outstanding, or any action, suit, complaint, proceeding, or investigation by or before any Governmental Authority or any arbitrator, pending or threatened.

     "Legal Requirements" means any applicable statute, ordinance, code, law, rule, regulation, order, or other requirement, standard, or procedure enacted, adopted, or applied by

                                                CONFIDENTIAL SETTLEMENT MATERIAL

any Governmental Authority, including judicial decisions or administrative actions or pronouncements applying common law or interpreting any other Legal Requirement.

     "LLC Agreement" means the Amended and Restated Limited Liability Agreement of Astrolink dated as of December 13, 1999.

     "LSAT/Astrolink Interim Credit Agreement" means the Credit Agreement dated as of September 30, 2002, between Astrolink, as Borrower, and LSAT, as Lender, as supplemented, modified, amended, restated, or extended from time to time.

     "LSAT/Astrolink Interim Security Agreement" means the Security Agreement, dated as of September 30, 2002, among Astrolink, AIL Srl, Astrolink Global Services Corporation, Astrolink Worldtrade LLC, Astrolink Leasing LLC and LSAT, as supplemented, modified, amended, restated, or extended from time to time.

     "LSAT Subsequent Interim Loans" means any advances made to Astrolink by LSAT pursuant to the LSAT/Astrolink Interim Credit Agreement.

     "Membership Interests" means the ownership interests in Astrolink, as defined in the LLC Agreement.

     "Parties" or a "Party" means the LSAT Parties, Liberty, the Lockheed Martin Parties, NGST, and the TPZ Parties, or any one or more of them, as the context requires, and includes Astrolink and/or the Astrolink Parties and/or New Astrolink, as the context requires.

     "Person" means any natural person, corporation, limited liability company, partnership, trust, unincorporated organization, association, Governmental Authority, or other entity.

     "Section 351 Transaction" means a transaction intended to qualify for nonrecognition of gain or loss under Section 351(a) of the Code, except to the extent that gain is required to be recognized pursuant to Section 351(b) of the Code.

     "Tax" means any income, corporation, gross receipts, profits, gains, capital stock, capital duty, franchise, business, license, payroll, withholding, social security, unemployment, disability, property, wealth, welfare, stamp, environmental, transfer, excise, occupation, sales, use, value added, alternative minimum, estimated or other similar Tax (including any fee, assessment or other charge in the nature of any Tax) imposed by any Governmental Authority (whether national, federal, state, local, municipal, foreign or otherwise) or political subdivision thereof, and any interest, penalties, addition to Tax or additional amounts in respect of the foregoing.

     "Transaction Documents" means this Agreement and all other documents and instruments to be executed and delivered in connection with the Transactions, specifically including those attached as Exhibits hereto or as exhibits to such Exhibits, the New Lockheed Martin Procurement Contract and the New NGST Procurement Contract.

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     "Transactions" means all of the transactions contemplated by this Agreement and the Transaction Documents.

     "Units" means the units that have been issued to the Parties by Astrolink representing the Membership Interests, as defined in the LLC Agreement.

     A.2 OTHER DEFINITIONS. The following terms will have the meanings for all purposes of this Agreement and the Transaction Documents set forth in the Section reference provided next to such term:

     DEFINITION                                         SECTION REFERENCE
     ----------                                         -----------------
     AIL Australia                                           Preamble
     AIL Srl                                                 Preamble
     Assumed Liabilities                                       2.17
     Astro LLC                                               Preamble
     Astrolink                                               Preamble
     Astrolink Entities                                        7.7
     Astrolink Parties                                       Preamble
     Claimant                                                 8.4(a)
     Claims                                                    8.2
     Comsat                                                  Preamble
     Confidential Information                                 4.3(a)
     Credit Agreement Amendment                                2.1
     Employee Termination Date                                 7.7
     Evidian                                                   2.7
     Evidian License Agreement                                 2.7
     Evidian Settlement Agreement                              2.7
     Excess Settlement Cash                                    2.17
     Execution Date                                          Preamble
     Governmental Approvals                                   3.1(c)
     Indemnifying Party                                        8.2
     Liberty                                                 Preamble
     Liberty Contributed Property                             2.18(a)
     Liberty Taxpayer                                          4.5
     Liberty 10% Value Requirement                            2.18(a)
     LKE                                                     Preamble
     LMCLS                                                   Preamble

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     DEFINITION                                         SECTION REFERENCE
     ----------                                         -----------------
     LMCSC                                                   Preamble
     LMGT                                                    Preamble
     LMII                                                    Preamble
     LMII Common Stock                                        2.16(a)
     LMII Contribution Agreement                              2.16(a)
     LMII Contribution Closing                                2.16(a)
     LMII Preferred Stock                                     2.16(a)
     LMPTY                                                   Preamble
     Lockheed Martin                                         Preamble
     Lockheed Martin Contributed Property                     2.16(a)
     Lockheed Martin Parties                                 Preamble
     Lockheed Martin TPZ Redemption Note                       2.4
     Losses                                                    8.2
     LSAT                                                    Preamble
     LSAT Cash                                                2.18(a)
     LSAT Closing Notice                                       6.3
     LSAT Contribution Agreement                              2.18(a)
     LSAT Parties                                            Preamble
     LSAT Plan B Agreement                                     2.12
     LSAT Stock                                               2.18(a)
     LSAT Subsidiary                                         Preamble
     Miscellaneous Creditor Claims                            3.2(a)
     Motorola                                                  2.3
     Motorola Settlement Agreement                             2.3
     New Astrolink                                           Preamble
     New Lockheed Martin Procurement Contract                  2.9
     New NGST Procurement Contract                            2.8(c)
     NGST                                                    Preamble
     NGST Redemption                                           2.5
     NGST Redemption Agreement                                 2.5
     Old Lockheed Martin/NGST Subcontract                     2.8(a)
     Party Creditors                                          3.2(a)
     Required Consents                                        3.1(d)

                                                CONFIDENTIAL SETTLEMENT MATERIAL

     DEFINITION                                         SECTION REFERENCE
     ----------                                         -----------------
     Scheduled Creditor Claims                                 2.17
     Settlement Agreements                                    3.2(c)
     Severance Plans                                           2.17
     Severance Trust                                           2.17
     Termination Notice                                       7.1(b)
     Third Party Action                                       8.4(a)
     TNA                                                     Preamble
     TPZ                                                     Preamble
     TPZ Parties                                             Preamble
     TPZ Redemption                                            2.11
     TPZ Redemption Agreement                                  2.11
     TPZ Redemption Date                                       2.11
     TPZ Settlement Agreement                                 2.6(a)
     TPZ Settlement Funds                                      4.8
     TPZ Vendor Contracts                                     2.6(a)
     Transfer Taxes                                            4.5
     TSA                                                     Preamble
     Unit Incentive Plan                                       2.17
     ViaSat                                                    2.2
     ViaSat Settlement Agreement                               2.2

                                LIST OF EXHIBITS

Exhibit A-1       Amendment No. 4 to LSAT/Astrolink Interim Credit Agreement
Exhibit A-2       Amendment No. 2 to LSAT/Astrolink Interim Security Agreement
Exhibit B         ViaSat Settlement Agreement
Exhibit C         Motorola Settlement Agreement
Exhibit D         RESERVED
Exhibit E         Lockheed Martin TPZ Redemption Note
Exhibit F         NGST Redemption Agreement
Exhibit G         Second Amended and Restated Limited Liability Company
                  Agreement of Astrolink
Exhibit H         TPZ Settlement Agreement
Exhibit I         Settlement and Release Agreement among the designated Lockheed
                  Martin Parties, NGST, and the TPZ Parties
Exhibit J         Evidian Settlement Agreement
Exhibit K         Settlement and Release Agreement between Lockheed Martin and
                  NGST
Exhibit L         Assignment and Assumption Agreement among Lockheed Martin and
                  Astrolink
Exhibit M         RESERVED
Exhibit N         Settlement and Release Agreement between Astrolink, New
                  Astrolink and NGST
Exhibit O         Settlement and Release Agreement among the Astrolink Parties,
                  New Astrolink, and the designated Lockheed Martin Parties
Exhibit P         RESERVED
Exhibit Q         Settlement and Release Agreement among Astrolink, New
                  Astrolink Lockheed Martin, LMGT, NGST, Astro LLC, TSA,
                  Liberty, LSAT, TPZ and LMGT Astro License LLC
Exhibit R         TPZ Redemption Agreement
Exhibit S         Third Amended and Restated Limited Liability Company Agreement
                  of Astrolink
Exhibit T         LSAT Plan B Agreement
Exhibit U         Fourth Amended and Restated Limited Liability Company
                  Agreement of Astrolink
Exhibit V         LMII Contribution Agreement
Exhibit W         Assignment and Assumption Agreement between Astrolink and New
                  Astrolink
Exhibit X         LSAT Contribution Agreement
Exhibit Y         Assignment and Assumption Agreement between LSAT and LSAT
                  Subsidiary
Exhibit Z         Agreement Regarding Warrants and Warrant Shares